UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Willamette Valley Vineyards, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of the Annual Meeting of Stockholders
To be held Sunday July 19, 2009

Dear Shareholders,

You are cordially invited to the 2009 Annual Meeting of Shareholders the (“Annual Meeting”) of Willamette Valley Vineyards, Inc., which will be held at our winery, 8800 Enchanted Way S.E., Turner, Oregon 97392, on Sunday, July 19, 2009, beginning at 1:00 p.m., local time. The Annual Meeting will be held for the following purposes:

1.	To consider and vote upon a proposal to elect eight members to our Board of Directors, each to hold office until the 2010 Annual Meeting or and until his or her successor is elected and qualified;

2.	To ratify the appointment by the Board of Directors of Moss Adams LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2009 and

3.	To transact such other business as may properly come before the meeting or any postponements or adjournments of the meeting.

The foregoing items of business are more fully described in the Proxy Statement that accompanies this Notice.

Our Board of Directors has fixed May 21, 2009 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments of the meeting, and only shareholders of record at the close of business on that date are entitled to this notice and to vote at the Annual Meeting. A list of shareholders entitled to vote at the Annual Meeting will be available at the meeting and at our offices for ten days prior to the meeting.

We hope that you will use this opportunity to take an active part in our affairs by voting on the business to come before the Annual Meeting, either by executing and returning the enclosed Proxy Ballot or by casting your vote in person at the meeting. An electronic version of the 2009 Proxy and Annual Report is available at this web address: https://materials.proxyvote.com/969136 .. Whether or not you plan to attend, please sign, date and return the enclosed proxy in the envelope provided. The prompt return of your proxy card will assist us in preparing for the Annual Meeting. If you receive more than one proxy card because you own shares registered in different names or addresses, each proxy card should be completed and returned.

BY ORDER OF THE BOARD OF DIRECTORS

Jim Bernau
President and Chairperson of the
Board of Directors

Turner, Oregon
June 12th, 2009

TABLE OF CONTENTS

PROXY STATEMENT
for the
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 19, 2009

INTRODUCTION

General
This proxy statement (the “Proxy Statement”) and the accompanying proxy ballot are being furnished to the shareholders of Willamette Valley Vineyards, Inc., an Oregon corporation (the “Company”), as part of the solicitation of proxies by the Company’s Board of Directors from shareholders of record of outstanding shares of the Company’s common stock, no par value (the “Common Stock”), for use in voting at the Company’s Annual Meeting of Shareholders to be held on July 19th, 2009 at 1:00 PM at Willamette Valley Vineyards, 8800 Enchanted Way SE, Turner, Oregon 97392 and at any adjournments or postponements thereof, (the “Annual Meeting”).

At the Annual Meeting, shareholders will be asked to consider and vote upon the following:

(i)	elect eight members of the Board of Directors,
(ii)	ratify the appointment by the Board of Directors of Moss Adams LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2009 and
(iii)	transact such other business as may properly come before the meeting or any adjournments thereof.

This Proxy Statement, together with the enclosed proxy ballot, is first being mailed to the Company’s shareholders on or about June 15th, 2009.

Your vote is important. Accordingly, whether or not you plan to attend the Annual Meeting, please sign and return the proxy ballot as soon as possible. Shares can be voted at the Annual Meeting only if the holder is present in person or by proxy. If you receive more than one proxy card because your shares are registered in different names or at different addresses, please sign and return each such proxy so that all of your shares will be represented at the Annual Meeting.

Solicitation, Voting and Revocability of Proxies
The Board of Directors has fixed the close of business on May 21, 2009 as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of Common Stock at the close of business on such date will be entitled to vote at the Annual Meeting, with each such share entitling its owner to one vote on all matters properly presented at the Annual Meeting. On the record date, there were 2,784 beneficial holders holding 4,852,979 shares of Common Stock. The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

Each enclosed proxy gives discretionary authority to the persons named therein with respect to any amendments or modifications of the Company proposals and any other matters that may be properly proposed at the Annual Meeting. The shares represented by all valid non-revoked proxies returned in time to be voted at the Annual Meeting will be voted in accordance with the instructions marked therein. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NAMED IN THE PROXY AND FOR THE RATIFICATION OF THE COMPANY’S AUDITORS. If any other matter(s) properly comes before the Annual Meeting, the proxies solicited hereby will be exercised in accordance with the reasonable judgment of the proxy holders named therein. If the meeting is adjourned or postponed, your shares will be voted by the proxy holders on the new meeting date as well, unless you have revoked your proxy instructions before that date. Under Oregon law, shareholders are not entitled to dissenters’ rights with respect to any of the proposals set forth in this Proxy Statement.

The presence of a shareholder at the Annual Meeting will not automatically revoke such shareholder's proxy. A shareholder may, however, revoke a proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to: Board Secretary, Willamette Valley Vineyards, Inc., 8800 Enchanted Way S.E., Turner, Oregon 97392, or by attending the Annual Meeting and voting in person. Attending the Annual Meeting in and of itself will not revoke previously given proxies. In order to be effective, all revocations and later-filed proxies not delivered in person at the Annual Meeting must be delivered to the Company at the address listed above not later than 5:00 p.m. local time, on Saturday, July 18th, 2009. A shareholder who attends the meeting need not revoke a previously executed proxy and vote in person unless the shareholder wishes to do so. All valid, un-revoked proxies will be voted at the Annual Meeting.

Proxies marked as abstaining will be treated as present for the purpose of determining whether there is a quorum for the Annual Meeting, but will not be counted as voting on any matter as to which abstinence is indicated. Broker "non votes" (i.e., the submission of a proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) will not be treated as present for purposes of determining whether there is a quorum for the Annual Meeting unless the broker is given discretion to vote on at least one matter on the agenda.

The Company will pay the cost of its proxy solicitation. In addition to the use of the mails, proxies may be solicited personally, by telephone or by email by directors, officers and employees of the Company, who will not be specially compensated for such activities. Your cooperation in promptly completing and returning the enclosed proxy to vote your shares of Common Stock will help to avoid additional expense.

If you are a shareholder of record and you plan to attend the Annual Meeting, please indicate this when you vote. If you are a beneficial owner of shares of Common Stock held by a bank, broker or other nominee, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from the bank, broker, or other nominee are examples of proof of ownership. If you want to vote in person your shares of Company’s Common Stock held in street name, you will have to obtain a proxy, executed in your favor, from the holder of record. You may be asked to provide proof of identification to gain entry to the Annual Meeting.

ELECTION OF DIRECTORS (PROPOSAL NO. 1)

At the Annual Meeting eight directors will be elected, each for a one-year term. Unless otherwise specified on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as directors the persons named below as nominees. The Board of Directors believes that the nominees will stand for election and will serve if elected as directors. However, if any of the persons nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as a majority of the independent members of the present Board of Directors may recommend. There is no cumulative voting for election of directors. Directors are elected by a plurality of votes; therefore, the eight persons receiving the most votes, even if less than a majority of the votes cast, will be elected directors. Abstentions or failure to vote will have no effect on the election of directors, assuming the existence of a quorum.

The following table sets forth the names of the members of the Board of Directors, each of whom is a nominee for election as a director for a one-year term, each such director’s age, and each such director’s position with the Company.

Name	Position(s) with the Company	Age
James W. Bernau ***	Chairperson of the Board,
	President and Director	55
James L. Ellis ***	Secretary and Director	64
Sean M. Cary	Director	35
Thomas M. Brian **	Director	60
Delna L. Jones * ***	Director	68
Craig Smith **	Director	62
Betty M. O'Brien *	Director	65
Stan G. Turel * ** ***	Director	61

*Member of the Compensation Committee
**Member of the Audit Committee
***Member of the Executive Committee

All directors hold office until the next annual meeting of shareholders or until their successors have been elected and qualified. Executive officers are appointed by the Board of Directors and serve at the pleasure of the Board of Directors. Set forth below is additional information as to each director and executive officer of the Company.

James W. Bernau. Mr. Bernau has been President and Chairperson of the Board of Directors of the Company since its inception in May 1988. Willamette Valley Vineyards was originally established as a sole proprietorship by the Oregon winegrower in 1983, and he co-founded the Company in 1988 with Salem grape grower, Donald Voorhies. From 1981 to September 1989, Mr. Bernau was Director of the Oregon Chapter of the National Federation of Independent Businesses, “NFIB”, an association of 15,000 independent businesses in Oregon. Mr. Bernau has served as the President of the Oregon Winegrowers Association, the Treasurer of that association's Political Action Committee and the Chair of the Promotions Committee of the Oregon Wine Advisory Board, the State of Oregon's agency dedicated to the development of the industry. In March 2005, Mr. Bernau received the industry's Founder's Award for his service.

James L. Ellis. Mr. Ellis, a founding shareholder in the Company, has been a member of the Board of Directors since July 1991 and has served as Secretary since June 1997. Mr. Ellis served as the Company's Director of Human Resources from January 1993 to May of 2009; he was appointed Vice President/Corporate in 1998, a position he continues to hold. From 1990 to 1992, Mr. Ellis was a partner in Kenneth L. Fisher, Ph.D. & Associates, a management-consulting firm. From 1980 to 1990, Mr. Ellis was Vice President and General Manager of R.A. Kevane & Associates, a Pacific Northwest personnel-consulting firm. From 1962 to 1979, Mr. Ellis was a member of and administrator for the Christian Brothers of California, owner of Mont La Salle Vineyards and producer of Christian Brothers wines and brandy.

Sean M. Cary. Mr. Cary was elected to the Board of Directors in 2007. Mr. Cary is the Corporate Controller of National Warranty Corporation, a Eugene, Oregon based provider of finance and insurance products sold through automobile dealers located in the Pacific Northwest, a position he has held since November of 2008. Previously, Mr. Cary served as the CFO of Cascade Structural Laminators, a laminated bean manufacturer headquartered in Eugene, Oregon from July 2007 to September of 2008 and prior to that as Controller of Willamette Valley Vineyards. Mr. Cary served in the U.S. Air Force as a Financial Officer. Mr. Cary holds a Master of Business Administration degree from the University of Oregon and a Bachelor of Science Degree in Management from the U.S. Air Force Academy.

Thomas M. Brian. Mr. Brian was appointed to the Board of Directors in June of 2004. Mr. Brian has served as Chairman of the Washington County Board of Commissioners since 1999. Previously, he served for 10 years in the Oregon House of Representatives. While in the legislature, Mr. Brian was Chairman of the Revenue Committee and served on the Judicial and Ways and Means Committees. He also served 10 years as City Councilor and Mayor of Tigard, OR. Mr. Brian has successfully owned and operated a commercial/industrial real estate company for nineteen years.

Delna L. Jones. Ms. Jones has served as a Director since November 1994. Ms. Jones resigned from the Board in December of 2002 having moved to Southern California and was reappointed by the Board in March of 2005 having returned to Oregon. From January of 2004 to present, Ms. Jones has served as President of Delna Jones and Associates, an independent consulting firm. Ms. Jones also currently serves as the Chair of the Oregon Ethics Commission. Ms. Jones was elected in 1998 and served as a County Commissioner for Washington County, Oregon from 1998 to 2000. Ms. Jones previously served as project director for the Capital Center, an education and business consortium from 1994 to 1998. From 1985 to 1990, Ms. Jones served as Director of Economic Development with US West Communications. Beginning in 1982, she was elected six times to the Oregon House as the State Representative for District 6. During her tenure, she served as the Assistant Majority Leader; she also chaired the Revenue and School Finance committee, and served on the Legislative Rules and Reorganization committee and the Business and Consumer Affairs committee.

Craig Smith. CPA, MBA, JD. Mr. Smith was appointed to the Board of Directors on September 24, 2007. Mr. Smith is the Vice President/Chief Financial Officer of Chemeketa Community College in Salem, Oregon a position he has held since June of 1986 He was an Adjunct Professor at the Atkinson Graduate School of Management at Willamette University, as well as Managing Partner of Faler Grove Miller and Smith a large Salem Oregon CPA firm. He has served on many State of Oregon commissions, and he has served as the Board Chairperson for many of the local non-profit and educational institutions including the Salem Keizer School Board, Chemeketa Community College Board of Education, State Fair Dismissal Appeals Board, Mid-Willamette Valley Council of Governments, Oregon School Boards Association and the United Way. Mr. Smith is an active member of the Oregon State Bar and a Certified Public Accountant. Mr. Smith is an independent director as defined under NASDAQ rules.

Betty M. O'Brien. Ms. O'Brien, a founding shareholder of the Company, has served as a Director since July 1991. Ms. O'Brien is co-owner of Elton Vineyards L.L.C., a commercial vineyard located in Eola Hills in Yamhill County, Oregon and established in 1983. Ms. O'Brien was the Executive Director of the Oregon Wine Board from 2001 to 2004. Ms. O'Brien was employed by Willamette University as its Director of News and Publications from 1988 to 2000. She is a member of the Oregon Winegrowers Association, having previously served as its President and Treasurer and as a director. Ms. O’Brien is a member of the Vineyard Management/Winemaking Program Advisory Committee at Chemeketa Community College (CCC). She headed a wine industry task force developing a new wine marketing program and curriculum leading to a two-year degree at CCC. She now teaches Introduction to Wine Marketing. She serves as Chair of the Board of Directors of LIVE (Low Input Viticulture and Enology).

Stan G. Turel. Mr. Turel, a founding shareholder of the Company, has served as a Director since November of 1994. From 2001 to present, Mr. Turel has served as President of Turel Enterprises, a real estate management company managing his own properties in Oregon, Washington and Idaho. Prior to his current activities, Mr. Turel was the Principal and CEO of Columbia Turel, (formally Columbia Bookkeeping, Inc.) a position which he held from 1974 to 2001. Prior to the sale of the company to Fiducial, one of Europe's largest accounting firms, Columbia had 26,000 annual tax clients including 4,000 small business clients. Additionally Mr. Turel successfully operated as majority owner two cable television companies during the 1980's and 1990's which were eventually acquired by other corporations. Mr. Turel is a pilot, has previously served as a delegate to the White House Conference on Small Business and has previously held positions on several state and local Government committees.

The Board of Directors met five times during 2008, each Director attended at least 75% of all meetings. A majority of the Company’s directors are independent as that term is used under applicable SEC and NASDAQ rules and regulations. The independent Directors held two meetings in 2008.

Board and Committee Meeting Attendance

The Board of Directors met five times during 2008. Each director attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings of each committee on which each director served.

Annual Meeting Attendance

Although we do not have a formal policy regarding attendance by members of the Board of Directors at our annual meeting of shareholders, directors are encouraged to attend the annual meetings. Seven of eight of our directors attended the Company’s 2008 annual meeting of shareholders.

Director Independence

The Board of Directors has determined that each of our directors, except Mr. Bernau, Mr. Ellis and Mr. Cary, is “independent” within the meaning of the applicable rules and regulations of the SEC and the director independence standards of The NASDAQ Stock Market, Inc. (“NASDAQ”), as currently in effect. Furthermore, the Board of Directors has determined that each of the members of the Compensation and Audit Committees of the Board of Directors is “independent” under the applicable rules and regulations of the SEC and the director independence standards of NASDAQ, as currently in effect. The independent directors held two meetings in 2008.

BOARD OF DIRECTORS COMMITTEES

Nominating Committee

The Board of Directors performs the function of a Nominating Committee for selecting nominees for election as directors. Given its size, the Board believes that it performing this function is a pragmatic and realistic approach. The independent members of the Board of Directors select and recommend to the Board of Directors for approval nominees for director positions. The Board then determines whether to approve of such nominations and present them to the Company’s shareholders for election to the Board of Directors. In seeking nominees, the Board looks for qualified candidates that will meet the oversight and financial expertise needs of the Company. The Board also looks for nominees who will meet the independent qualifications necessary to meet current standards of independence. Nominations of candidates by shareholders of the Company to be considered by the Committee for membership on the Board of Directors may be submitted if such nominations are made pursuant to timely notice in writing to the Board Secretary. For more information, please see the information provided under the heading “Shareholder Proposals and Nominations” below. The current nominees were selected by the independent members of the Board of Directors, which nominees were ratified by the entire Board of Directors. The Nominating Committee does not currently have a charter or formal policy with respect to the consideration of director candidates recommended by shareholders. The reason for not having such a formal policy is that the current approach has functioned well and therefore no formal policy has been deemed necessary.

Compensation Committee

The Board of Directors has appointed a Compensation Committee, which reviews executive compensation and makes recommendations to the full Board regarding changes in compensation, and also administers the Company's 1992 Stock Incentive Plan. Executive officers do not play a role in determining executive compensation. The Compensation Committee does not delegate any of its duties, and it may use consultants in determining executive compensation. The Compensation Committee met eight times in person or by telephone conference in 2008. The members of the Compensation Committee are Betty M. O'Brien, Chair, Stan Turel and Delna Jones. All members of the Compensation Committee are independent under the applicable rules and regulations of the SEC and the director independence standards of the NASDAQ Stock Market, as currently in effect. A copy of the Compensation Committee’s charter can be found on the Company’s website, www.WillametteValleyVineyards.com.

Audit Committee

The Company has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Audit Committee are Thomas M. Brian, Craig Smith, and Stan G. Turel. All members of the Audit Committee are independent as defined under the applicable rules and regulations of the SEC and the director independence standards of the NASDAQ Stock Market, as currently in effect. The Audit Committee held four meetings in 2008.

Audit Committee Financial Expert

Chairperson Craig Smith serves as the Audit Committee’s financial expert. Mr. Smith is independent as defined under the applicable rules and regulations of the SEC and the director independence standards of the NASDAQ Stock Market as currently in effect. The Audit Committee oversees our financial reporting process on behalf of the Board of Directors and reports to the Board of Directors the results of these activities, including the systems of internal controls that management and the Board of Directors have established, our audit and compliance process and financial reporting. The Audit Committee, among other duties, engages the independent public accountants retained as the registered public accounting firm, pre-approves all audit and non-audit services provided by the independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, considers the compatibility of any non-audit services provided by the independent public accountants with the independence of such auditors and reviews the independence of the independent public accountants. Mr. Smith is designated by the Board of Directors as the “audit committee financial expert” under SEC rules. The Audit Committee conducted four meetings in the year ended December 31, 2008 and all members attended all of the meetings. A copy of the Audit Committee charter can be found at our website, www.WillametteValleyVineyards.com.

Executive Committee
In 1997 the Board appointed an Executive Committee, members are: James Bernau, James Ellis, Delna Jones and Stan Turel. The Executive Committee held two meetings during 2008. All members were present.

DIRECTOR COMPENSATION

Director Compensation

The following table sets forth information concerning compensation of our directors other than Mr. Bernau for the fiscal year ended December 31, 2008.

					Change
					in Pension
					Value and
					Nonqualified
	Fees Earned			Non-Equity	Deferred
	or	Stock	Option	Incentive Plan	Compensation	All Other
Name	Paid in Cash ($)	Awards ($)	Awards ($)(1)	Compensation ($)	Earnings ($)	Compensation ($)	Total ($)
James L. Ellis	0	0	0	0	0	0	0
Sean M. Cary	0	0	0	0	0	0	0
Thomas M. Brian	0	0	0	0	0	0	0
Delna L. Jones	0	0	0	0	0	0	0
Craig Smith	0	0	0	0	0	0	0
Betty M. O’Brien	0	0	0	0	0	0	0
Stan G. Turel	0	0	0	0	0	0	0

(1)
The amounts provided in this column represent the compensation cost recognized in the fiscal year ended December 31, 2008 as calculated in accordance with FAS 123R with respect to all option awards granted to our directors in previous fiscal years and in the fiscal year ended December 31, 2008. The aggregate number of option awards outstanding for each director as of December 31, 2008 is as follows: Mr. Ellis – 81,130, Mr. Cary – 16,000, Mr. Brian – 22,000, Ms. Jones – 27,800, Mr. Smith – 0, Ms. O’Brien – 40,700, and Mr. Turel – 37,517.

The members of the Company's Board of Directors did not receive cash compensation for their service on the Board in 2008, but were reimbursed for out-of-pocket and travel expenses incurred in attending Board meetings. Under the Company's Stock Incentive Plan adopted by the shareholders in 1992 and further amended by the shareholders in 1996, beginning in 1997 an option to purchase 1,500 shares of Common Stock is granted to each Director for service on the Board during the year. This option was increased to 4,000 per year when the 50-share grant per Director’s meeting was discontinued for the year 2000 and beyond. In December 2005, each Director was granted 14,000 options for service during 2005. In the foreseeable future, as a result of the Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standard ("SFAS") No. 123R, Share-Based Payment, requiring all share-based payments to be recognized as expenses in the statement of operations based on their fair values and vesting periods, the Company does not intend to issue stock options to the Directors for their service.

In January of 2009 the Board of Directors upon recommendation of the Compensation Committee who sought outside counsel regarding revision of the Company’s Board Compensation Plan, adopted the final version of the revised WVV Board Member Compensation Plan. The Plan has the following provisions a) that any member can elect not to receive any or all of the compensation components and the Board reserves the right to suspend this plan at any time depending on the effects of the economy on the Company. The basic elements of the plan are: $1,000 yearly stipend for service on the Board, $500 per Board meeting attended in person, $250 per Board meeting via teleconference, $200 per committee meeting in person and $100 per committee meeting via teleconference. A set per diem for expenses associated with meeting attendance, as well as, a yearly wine and glassware allowance were also approved.

COMMUNICATION TO THE BOARD OF DIRECTORS

The Board of Directors welcomes and encourages shareholders to share their thoughts regarding the Company. Towards that end, the Board of Directors has adopted a policy whereby all communications should first be directed to the Company’s Secretary. The Secretary will then distribute a copy of the communication to the Chairman of the Board, the Chairperson of the Audit Committee and the Company's outside counsel. Based on the input and decision of these persons, along with the entire Board of Directors if it is deemed necessary, the Company will respond to the communication. Shareholders should not communicate directly with any other individual officer or director unless requested to do so.

CODE OF ETHICS

The Company adopted a code of ethics applicable to its Chief Executive Officer, CFO/Controller and other finance leaders, which is a "code of ethics" as defined by applicable rules of the Securities and Exchange Commission. Amendments to the code of ethics or any grant of a waiver from a provision of the code of ethics requiring disclosure under applicable SEC rules, if any, will be disclosed on our website at, www.WillametteValleyVineyards.com.

Any person may request a copy of the code of ethics, at no cost, by writing to us at the following address:

Willamette Valley Vineyards, Inc.
8800 Enchanted Way SE
Turner, OR 97392
Attention: Corporate Secretary

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information concerning compensation paid or accrued by the Company, to or on behalf of the Company's principal executive officer, James W. Bernau (the “Named Executive Officer”) for the years ending December 31, 2008 and 2007. No officer, director or other employee of the Company other than Mr. Bernau received total compensation in 2008 in excess of $100,000. In accordance with Item 402(m) of Regulation S-K, Mr. Bernau is the only executive officer of the Company for whom disclosure is required.

	SUMMARY COMPENSATION TABLE
							Nonqualified
						Non-Equity	Deferred	All
				Stock	Option	Incentive Plan	Compensation	Other
		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
Bernau, James W.,	2008	167,840	41,960	-	-	-	-	14,476	224,276
President, Chief Executive	2007	162,511	40,502	-	-	-	-	10,645	213,658
Officer and Chairman

Bernau Employment Agreement

The Company and Mr. Bernau are parties to an employment agreement dated August 3, 1988 and amended in February 1997 and again amended in January of 1998. Under the amended agreement, Mr. Bernau is paid an annual salary of $167,840 with annual increases tied to increases in the consumer price index. Pursuant to the terms of the employment agreement, the Company must use its best efforts to provide Mr. Bernau with housing on the Company's property. Mr. Bernau lives in the mobile home free of rent and must continue to reside there for the duration of his employment in order to provide additional security and lock-up services for late evening events at the Winery and Vineyard. The employment agreement provides that Mr. Bernau's employment may be terminated only for cause, which is defined as non-performance of his duties or conviction of a crime.

Stock Options

In order to reward performance and retain high-quality employees, the Company often grants stock options to its employees. The Company does not ordinarily directly issue shares of stock to its employees. Options are typically issued at a per share exercise price equal to the closing price as reported by the Capital Market at the time the option is granted. The options vest to the employee over time. Three months following termination of the employee's employment with the Company, any and all unexercised options terminate.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information, with respect to the Named Executive Officer, concerning exercised options during the last fiscal year and unexercised options held as of December 31, 2008.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

Stock Awards
Equity
Incentive
								Equity	Plan Awards:
	Option Awards							Incentive	Market or
			Equity					Plan Awards:	Payout
			Incentive				Market	Number of	Value of
			Plan Awards:			Number	Value of	Unearned	Unearned
	Number of	Number of	Number of			of Shares	Shares or	Shares,	Shares,
	Securities	Securities	Securities			or Units	Units of	Units or	Units or
	Underlying	Underlying	Underlying			of Stock	Stock	Other	Other
	Unexercised	Unexercised	Unexercised	Option		that	that	Rights that	Rights that
	Options	Options	Unearned	Exercise	Option	Have Not	Have Not	Have	Have Not
	(#)	(#)	Options	Price	Expiration	Vested	Vested	Not Vested	Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)
Bernau, James
	2/11/2005	75,000	-	-	2/11/2010	3.289	-	-	-
	8/1/200	54,000	-	-	8/1/2010	4.136	-	-	-
	12/27/2005	64,000	-	-	12/27/2010	5.50	-	-	-

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to beneficial ownership of the Company's Common Stock as of March 27, 2009, by (i) each person who beneficially owns more than 5% of the Company's Common Stock, (ii) each Director of the Company, (iii) each of the Company's named executive officers, and (iv) all directors and executive officers as a group. Except as indicated in the footnotes to this table, each person has sole voting and investment power with respect to all shares attributable to such person.

	Number of Shares Outstanding Stock		Percent of Shares Beneficially Owned

James W. Bernau President/CEO, Chair of the Board 2545 Cloverdale Road Turner, OR 97392	587,052	(1)	12.1%

James L. Ellis Secretary, Director 7850 S.E. King Road Milwaukie, OR 97222	81,130	(2)	**

Thomas M. Brian Director 7630 SW Fir Tigard, OR 97223	22,000	(3)	**

Delna L. Jones Director 14480 SW Chardonnay Ave Tigard, OR 97224	26,200	(4)	**

Sean M. Cary Director 3188 Blacktail Drive Eugene, OR 97405	18,083	(5)	**

Betty M. O'Brien Director 22500 Ingram Lane NW Salem, OR 97304	40,700	(6)	**

Stan G. Turel Director 2125 NE 11th Place Bend, OR 97701	37,517	(7)	**

Craig Smith Director 367 Sanrodee Drive Salem, OR 97317	0		**

Jeff Fox CFO/Controller 14940 Seal Rock Ave NE Aurora, OR 97002	1,000		**

All Directors, executive officers and persons owning 5% or more as a group (9 persons)	813,282	(8)	16.8%

**      Less than one percent.

(1) Includes 143,000 shares issuable upon exercise of options exercisable within 60 days of the date of March 27, 2009

(2) Includes 76,000 shares issuable upon the exercise of options exercisable within 60 days of the date of March 27, 2009

(3) Includes 22,000 shares issuable upon the exercise of options exercisable within 60 days of the date of March 27, 2009

(4) Includes 26,000 shares issuable upon the exercise of options exercisable within 60 days of the date of March 27, 2009

(5) Includes 2,083 shares issuable upon the exercise of options exercisable within 60 days of the date of March 27, 2009

(6) Includes 30,000 shares issuable upon the exercise of options exercisable within 60 days of the date of March 27, 2009

(7) Includes 14,000 shares issuable upon the exercise of options exercisable within 60 days of the date of March 27, 2009

(8) Includes 312,500 shares issuable upon exercise of options exercisable within 60 days of the date of March 27, 2009

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In 2007, the Company entered into a long-term lease for Elton vineyards which consists of 60 acres of mature grapevines, of which approximately 42 acres are Pinot Noir. The agreement was for an initial 10 year lease with the option to renew for 4 successive terms of 5 years each, plus a first right of refusal on the property’s sale. Betty O’ Brien, a member of the Company’s Board of Directors, is a 50% owner of the lessor, Elton Vineyards, LLC. As such, she is therefore entitled to 50% of the net income of Elton Vineyards, LLC.

The Company believes that the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions between the Company and its officers, directors, and principal shareholders will be approved by a disinterested majority of the members of the Affiliated Transactions Committee of the Company's Board of Directors, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding ownership of, and transactions in, the Company's securities. These officers, directors and stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports that are filed with the SEC. Based solely on a review of copies of such forms received by the Company and written representations received by the Company from certain reporting persons, the Company believes that for the year ended December 31, 2008 all Section 16(a) reports required to be filed by the Company's executive officers, directors and 10% stockholders were filed on a timely basis.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors is tasked with administering the Company's 1992 Stock Incentive Plan as amended. The Committee and the Board believe that equity-based compensation ensures that the Company's employees, directors and distributors have a continuing stake in the long-term success of the Company. All options granted by the Company are typically granted with an exercise price equal to the market price of the Company's Common Stock on the date of grant and, accordingly, will only have value if the Company's stock price increases. All options have an individual vesting schedule and a term of ten years, except in the case of shareholders who hold a 10% or more of Company stock, in which case the term is 5 years and the grant price must be 10% over market on the day of grant. The Committee met eight times in 2008. Per its Charter, it reviewed the current compensation for the CEO and it approved the performance bonus of $41,960 for the CEO (see section “Executive Compensation"). The Committee also awarded a series of small share grants totaling 425 shares to employees and distributors; no options were awarded in 2008.

The Compensation Committee developed a new Board Compensation plan. It was adopted by the Board of Directors November 13, 2008. The new plan supersedes prior compensation though stock grants and options; the last such awards were made in 2005. From information provided by CCi, a compensation consulting firm, the Compensation Committee concluded that an annual stipend, plus compensation for meetings attended and for expenses, is appropriate. The monetary compensation includes $1,000 yearly stipend $500 per Board meeting in person $250 per Board meeting via teleconference $200 per committee meeting in person $100 per committee meeting via teleconference Expense reimbursement may be per diem or actual costs. Wine and Riedel glass allotments are provided to enable members to promote WVV wines.

COMPENSATION COMMITTEE
Betty O'Brien, Chairperson, Stan Turel, Delna Jones

AUDIT COMMITTEE REPORT

The general purpose of the Audit Committee is to assist the Board of Directors in the exercise of its fiduciary responsibility of providing oversight of the Company's financial statements and the financial reporting processes, internal accounting and financial controls, the annual independent audit of the Company's financial statements, and other aspects of the financial management of the Company. The Audit Committee is appointed by the Board of Directors. All committee members are financially literate.

Fees for professional services provided by our independent registered public accounting firm in each of the last two fiscal years, in each of the following categories are:

	Years Ended
	December 31,
	2008	2007
Audit Fees	$292,917	$415,959
Audit - Related Fees	-	7,512
Tax Fees	29,830	41,256
Other Fees	-	8,348
	$322,747	$469,815

Moss Adams LLP served as the Company’s independent registered public accounting firm for the years ended December 31, 2008 and 2007.

Pre-Approval Policies: It is the policy of the Company not to enter into any agreement for Moss Adams LLP to provide any non-audit services to the Company unless (a) the agreement is approved in advance by the Audit Committee or (b) (i) the aggregate amount of all such non-audit services constitutes no more than 5% of the total amount the Company pays to Moss Adams LLP during the fiscal year in which such services are rendered, (ii) such services were not recognized by the Company as constituting non-audit services at the time of the engagement of the non-audit services and (iii) such services are promptly brought to the attention of the Audit Committee and prior to the completion of the audit were approved by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee. The Audit Committee will not approve any agreement in advance for non-audit services unless (1) the procedures and policies are detailed in advance as to such services, (2) the Audit Committee is informed of such services prior to commencement and (3) such policies and procedures do not constitute delegation of the Audit Committee’s responsibilities to management under the Securities Exchange Act of 1934, amended. To date, the Audit Committee has not established such policies and procedures because we do not intend to have our auditors provide any non-audit services in the foreseeable future. If our intentions change, the Audit Committee will adopt the appropriate pre-approval policies and procedures as outlined above.

Specific Audit Committee Actions Related to Review of the Company's Audited Financial Statements: In discharging its duties, the Audit Committee, among other actions, has (i) reviewed and discussed the audited financial statements to be included in the company's Annual Report on Form 10-K for the twelve months ended December 31, 2008 with management, (ii) discussed with the Company's independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, related to such financial statements, (iii) received the written disclosures and the letter from the Company's independent accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant's independence, (iv) has considered whether the provision of service represented under the headings on “Tax Fees” and “All Other Fees” as set above is compatible with maintaining the independent auditor’s independence, and (v) based on such reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-K for the twelve months ended December 31, 2008.

AUDIT COMMITTEE
Craig Smith, Chairperson
Stan Turel
Tom Brian

ELECTION OF DIRECTORS (PROPOSAL NO. 1)

At the Annual Meeting eight directors will be elected, each for a one-year term. Unless otherwise specified on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as directors the persons named below as nominees. The Board of Directors believes that the nominees will stand for election and will serve if elected as directors. However, if any of the persons nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the majority of the independent members of the Board of Directors may recommend. There is no cumulative voting for election of directors. Directors are elected by a plurality of votes; therefore, the eight persons receiving the most votes, even if less than a majority of the votes cast, will be elected directors. Abstentions or failure to vote will have no effect on the election of directors, assuming the existence of a quorum. The Board of Directors unanimously recommends a vote FOR this proposal.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS (PROPOSAL NO. 2)

The Audit Committee has appointed Moss Adams LLP (“Moss Adams”) as independent auditors for the 2009 fiscal year. Moss Adams will audit the Company’s consolidated financial statements for the 2009 fiscal year and perform other services. While shareholder ratification is not required by the Company’s by-laws or otherwise, the Board of Directors is submitting the selection of Moss Adams to the shareholders for ratification as a good corporate governance practice. If the shareholders fail to ratify the selection, the Audit Committee may, but is not required to, reconsider whether to retain Moss Adams. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent public accountant or auditor at any time during the year if it determines that such a change would be in the best interest of the Company and its shareholders.

The proposal will be approved if, assuming the existence of a quorum, at least a majority of the shares of the Company's Common Stock cast on the proposal vote in favor of approval. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting but will not be counted and will have no effect on the determination of the outcome of the proposal. The proxies will be voted for or against the proposal, or as an abstention, in accordance with the instructions specified on the proxy form. If no instructions are given, proxies will be voted for approval of the ratification of Moss Adams LLP.

A representative of Moss Adams LLP is expected to attend the Annual Meeting at his own expense and will be given an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

The Board of Directors unanimously recommends a vote FOR this proposal. Assuming the existence of a quorum, the appointment of Moss Adams LLP will be ratified if approved by the holders of a majority of the shares present in person or by proxy.

SHAREHOLDER PROPOSALS AND NOMINATIONS OF DIRECTORS

Shareholder Proposals for Inclusion in Next Year’s Proxy Statement

To be considered for inclusion in the proxy statement relating to next year’s annual meeting, a shareholder proposal must be received at our principal executive offices no later than March 21, 2010. Such proposals also will need to comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in Company-sponsored proxy materials. Proposals should be addressed to the Secretary, Willamette Valley Vineyards, Inc., 8800 Enchanted Way S.E., Turner, Oregon 97392. If the date of the next annual meeting is changed by more than 30 days from the anniversary of this year’s annual meeting, then, to be considered for inclusion in the proxy statement relating to next year’s annual meeting, notice of a shareholder proposal will need to be received by the Company in a reasonable amount of time before the Company begins to print and send its proxy materials.

Other Shareholder Proposals

If a shareholder wishes to present a shareholder proposal at our next annual meeting that is not intended to be included in the proxy statement, the shareholder should give notice to our corporate Secretary of such proposal. Such notice should be addressed to the Secretary, Willamette Valley Vineyards, Inc., 8800 Enchanted Way S.E., Turner, Oregon 97392. The SEC has amended Rule 14a-4(c) under the Exchange Act that governs the Company’s use of discretionary proxy voting authority with respect to shareholder proposals that are not included in the Company’s proxy solicitation materials pursuant to Rule 14a-8 of the Exchange Act. Therefore, in the event a shareholder does not notify the Company by at least April 27, 2010, which is 45 days before the date on which the Company mailed its proxy material for the 2009 annual meeting of shareholders of an intent to present such a proposal at the Company’s 2010 Annual Meeting, the Company’s management proxies will have the right to exercise their discretionary authority in connection with the matter submitted by the shareholders, without discussion of the matter in the proxy statement.

Shareholder Director Nominations

The independent members of the Board of Directors select and recommend to the Board of Directors for approval nominees for director and committee member positions. The Board then considers the recommendation of these directors and decides which nominees to present to the Company’s shareholders for election to the Board of Directors.

Shareholders who wish to submit a proposed nominee for election to the Board of Directors of the Company for consideration by the Nominating Committee should send written notice to the Chairman of the Board of Directors, Willamette Valley Vineyards, Inc., 8800 Enchanted Way S.E., Turner, Oregon 97392 no later than March 21, 2010. Such notification should set forth all information relating to the proposed nominee, as is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act. This includes the proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; the name and address of such shareholder or beneficial owner on whose behalf the nomination is being made; and the number of shares of the Company owned beneficially and of record by such shareholder or beneficial owner. The Nominating Committee will consider shareholder nominees on the same terms as nominees selected by the Nominating Committee.

COST OF SOLICITATION

The cost of soliciting proxies will be borne by the Company. In addition to use of the mails, proxies may be solicited personally or by telephone by directors, officers and employees of the Company, who will not be specially compensated for such activities.

ADDITIONAL INFORMATION

A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2008 accompanies this Proxy Statement. The Company is required to file an Annual Report on Form 10-K with the Securities and Exchange Commission. Shareholders may obtain, free of charge, a copy of the Form 10-K by writing to James L Ellis, Secretary, Willamette Valley Vineyards, Inc., 8800 Enchanted Way S.E., Turner, Oregon 97392, or they may access a copy through links provided on the Company's web site: www.WillametteValleyVineyards.com. .. An electronic version of the 2009 Proxy and Annual Report is available at this web address: https://materials.proxyvote.com/969136. The information on the Company’s website is not part of this Proxy Statement.

By Order of the Board of Directors
James W. Bernau
Chairperson of the Board
June 12, 2009

Willamette Valley Vineyards, Inc.
Proxy Ballot

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned shareholder of Willamette Valley Vineyards, Inc., an Oregon corporation (the “Company”) hereby appoints James W. Bernau and James L. Ellis, or either of them, with full power of substitution in each, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Sunday, July 19, 2009 at 1 p.m., local time, at Willamette Valley Vineyards located at 8800 Enchanted Way SE, Turner, Oregon 97392 and any adjournments or postponements thereof upon the following matters:

1.	Election of eight directors, each for a one-year term.

FOR the nominees	WITHHOLD AUTHORITY
listed below	to vote for all
(except as indicated below):	nominees listed below:
☐	☐

NOMINEES:
James W. Bernau • James L. Ellis •Thomas M. Brian, Sean M. Cary
Delna L. Jones • Betty M. O’Brien • Craig Smith • Stan G. Turel

Instruction: To withhold authority to vote for any nominee, write that nominee’s name(s) in this space:

2.	Ratification of appointment of Moss Adams, LLP as auditors.

FOR ____	AGAINST ____	ABSTAIN ____

3.	In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSAL 2 AND IN ACCORDANCE WITH THE RECOMMENDATION OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS.

The undersigned hereby acknowledges receipt of the Company’s Proxy Statement and hereby revokes any proxy or proxies previously given.

Please sign exactly as your name appears on your Stock Certificate. If shares are registered in more than one name, the signatures of all persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s).

If you receive more than one Proxy Ballot, please sign and return all such ballots in the enclosed envelope.

PLEASE SIGN, DATE AND RETURN THIS PROXY BALLOT TODAY, USING THE ENCLOSED ENVELOPE. THIS
PROXY MAY BE REVOKED AT ANY TIME BY YOU BEFORE IT IS VOTED AT THE ANNUAL MEETING.

Typed or printed name	Date	Typed or printed name	Date

Authorized signature		Authorized signature

Title or authority, if applicable		Title or authority, if applicable